CUSTODIAN CONTRACT
                                     Between
                         EQUITABLE REAL ESTATE HYPERION
                    HIGH YIELD COMMERCIAL MORTGAGE FUND, INC.
                                       and
                       STATE STREET BANK AND TRUST COMPANY













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                                TABLE OF CONTENTS


                                                                         Page


1.       Employment of Custodian and Property to be Held by It..........  1

2.       Duties of the Custodian with Respect to Property of the
         Fund Held by the Custodian.....................................  1

         2.1      Holding Securities....................................  1
         2.2      Delivery of Securities................................  2
         2.3      Registration of Securities............................  4
         2.4      Bank Accounts.........................................  4
         2.5      Availability of Federal Funds.........................  5
         2.6      Collection of Income..................................  5
         2.7      Payment of Fund Monies................................  5
         2.8      Liability for Payment in Advance of Receipt of
                  Securities Purchased..................................  7
         2.9      Appointment of Agents.................................  7
         2.10     Deposit of Fund Assets in Securities Systems..........  7
         2.11     Fund Assets Held in the Custodian's Direct Paper
                  System................................................  8
         2.12     Segregated Account....................................  9
         2.13     Ownership Certificates for Tax Purposes............... 10
         2.14     Proxies............................................... 10
         2.15     Communications Relating to Portfolio Securities....... 10
         2.16     Reports to Fund by Independent Public Accountants..... 11

3.       Proper Instructions............................................ 11

4.       Actions Permitted Without Express Authority.................... 11

5.       Evidence of Authority.......................................... 12

6.       Duties of Custodian With Respect to the Books of
         Account and Calculation of Net Asset Value and Net
         Income......................................................... 12

7.       Records........................................................ 12

8.       Opinion of Fund's Independent Accountants...................... 13

9.       Compensation of Custodian...................................... 13

10.      Responsibility of Custodian.................................... 13

11.      Effective Period, Termination and Amendment.................... 14

12.      Successor Custodian............................................ 15


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13.      Interpretive and Additional Provisions......................... 15

14.      Massachusetts Law to Apply..................................... 16

15.      Prior Contracts................................................ 16

16.      Shareholder Communications Election............................ 16


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                               CUSTODIAN CONTRACT


         This Contract between Equitable Real Estate Hyperion High Yield Commercial Mortgage Fund, Inc., a corporation organized and existing under the laws of the State of Maryland, having its principal place of business at 520 Madison Avenue, New York, New York 10022, hereinafter called the "Fund", and State Street Bank and Trust Company, a Massachusetts trust company, having its principal place of business at 225 Franklin Street, Boston, Massachusetts, 02110, hereinafter called the "Custodian",

         WITNESSETH: That in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.       Employment of Custodian and Property to be Held by It

         The Fund hereby employs the Custodian as the custodian of its assets pursuant to the provisions of the Articles of Incorporation. The Fund agrees to deliver to the Custodian all securities and cash owned by it, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Fund from time to time, and the cash consideration received by it for such new or treasury shares of capital stock, $
 .001 par value, ("Shares") of the Fund as may be issued or sold from time to time. The Custodian shall not be responsible for any property of the Fund held or received by the Fund and not delivered to the Custodian.

         Upon receipt of "Proper Instructions" (within the meaning of Section
3), the Custodian shall from time to time employ one or more sub-custodians, but only in accordance with an applicable vote by the Board of Directors of the Fund, and provided that the Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian.

2. Duties of the Custodian with Respect to Property of the Fund Held by the Custodian

2.1 Holding Securities. The Custodian shall hold and physically segregate for the account of the Fund all non-cash property, including all securities owned by the Fund, other than
         (a) securities which are maintained pursuant to Section 2.10 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury, collectively referred to herein as "Securities System" and (b) commercial paper of an issuer for which State Street Bank and Trust Company acts as issuing and paying agent ("Direct Paper") which is deposited

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         and/or maintained in the Direct Paper System of the
         Custodian pursuant to Section 2.11.

2.2 Delivery of Securities. The Custodian shall release and deliver securities owned by the Fund held by the Custodian or in a Securities System account of the Custodian or in the Custodian's Direct Paper book entry system account ("Direct Paper System Account") only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

         1) Upon sale of such securities for the account of the Fund and receipt of payment therefor;

         2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Fund;

         3) In the case of a sale effected through a Securities System, in accordance with the provisions of
                  Section 2.10 hereof;

         4) To the depository agent in connection with tender or other similar offers for securities of the Fund;

         5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

         6) To the issuer thereof, or its agent, for transfer into the name of the Fund or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.9 or into the name or nominee name of any sub-custodian appointed pursuant to Article 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

         7) Upon the sale of such securities for the account of the Fund, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

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         8)       For exchange or conversion pursuant to any plan of
                  merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

         9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

         10) For delivery in connection with any loans of securities made by the Fund, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Fund prior to the receipt of such collateral;

         11) For delivery as security in connection with any borrowings by the Fund requiring a pledge of assets by the Fund, but only against receipt of amounts borrowed;

         12) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund;

         13) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract Market, or any similar organization or

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                  organizations, regarding account deposits in connection
                  with transactions by the Fund;

         14) For any other proper corporate purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Directors or of the Executive Committee signed by an officer and certified by the Secretary or an Assistant Secretary, specifying the securities of the Fund to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such securities shall be made.

2.3 Registration of Securities. Securities held by the Custodian (other than bearer securities) shall be registered in the name of the Fund or in the name of any nominee of the Fund or of any nominee of the Custodian which nominee shall be assigned exclusively to the Fund, unless the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Fund, or in the name or nominee name of any agent appointed pursuant to
         Section 2.9 or in the name or nominee name of any sub-custodian appointed pursuant to Article 1. All securities accepted by the Custodian on behalf of the Fund under the terms of this Contract shall be in "street name" or other good delivery form. If, however, the Fund directs the Custodian to maintain securities in "street name", the Custodian shall utilize its best efforts only to timely collect income due the Fund on such securities and to notify the Fund on a best efforts basis only of relevant corporate actions including, without limitation, penitency of calls, maturities, tender or exchange offers.

2.4 Bank Accounts. The Custodian shall open and maintain a separate bank account or accounts in the name of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Contract, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Fund, other than cash maintained by the Fund in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940. Funds held by the Custodian for the Fund may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the Investment Company Act of 1940 and that each such bank or trust company and the funds to be

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         deposited with each such bank or trust company shall be approved by vote of a majority of the Board of Directors of the Fund. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

2.5 Availability of Federal Funds. Upon mutual agreement between the Fund and the Custodian, the Custodian shall, upon the receipt of Proper Instructions, make federal funds available to the Fund as of specified times agreed upon from time to time by the Fund and the Custodian in the amount of checks received in payment for Shares of the Fund which are deposited into the Fund's account.

2.6      Collection of Income.  Subject to the provisions of
         Section 2.3, the Custodian shall collect on a timely basis all income and other payments with respect to registered securities held hereunder to which the Fund shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to the Fund's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due the Fund on securities loaned pursuant to the provisions of Section 2.2
         (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Fund is properly entitled.

2.7      Payment of Fund Monies.  Upon receipt of Proper
         Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of the Fund in the following cases only:

         1) Upon the purchase of securities, options, futures contracts or options on futures contracts for the account of the Fund but only (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the Investment Company Act of 1940, as amended, to act as a custodian and has been designated by the Custodian as its agent for this

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                  purpose) registered in the name of the Fund or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a Securities System, in accordance with the conditions set forth in Section 2.10 hereof; (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.11; (d) in the case of repurchase agreements entered into between the Fund and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Fund of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Fund or (e) for transfer to a time deposit account of the Fund in any bank; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions as defined in Section 3;

         2) In connection with conversion, exchange or surrender of securities owned by the Fund as set forth in Section
                  2.2 hereof,

         3) For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the Fund: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

         4) For the payment of any dividends declared pursuant to the governing documents of the Fund;

         5) For payment of the amount of dividends received in respect of securities sold short;

         6) For any other proper purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Directors or of the Executive Committee of the Fund signed by an officer of the Fund and certified by its Secretary or an Assistant Secretary, specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom such payment is to be made.

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2.8      Liability for Payment in Advance of Receipt of Securities
         Purchased. Except as specifically stated otherwise in this Contract, in any and every case where payment for purchase of securities for the account of the Fund is made by the Custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Fund to so pay in advance, the Custodian shall be absolutely liable to the Fund for such securities to the same extent as if the securities had been received by the Custodian.

2.9 Appointment of Agents. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the Investment Company Act of 1940, as amended, to act as a custodian, as its agent to carry out such of the provisions of this Article 2 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

2.10 Deposit of Fund Assets in Securities Systems. The Custodian may deposit and/or maintain securities owned by the Fund in a clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as "Securities System" in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, if any, and subject to the following provisions:

         1) The Custodian may keep securities of the Fund in a Securities System provided that such securities are represented in an account ("Account") of the Custodian in the Securities System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

         2) The records of the Custodian with respect to securities of the Fund which are maintained in a Securities System shall identify by book-entry those securities belonging to the Fund;

         3) The Custodian shall pay for securities purchased for the account of the Fund upon (i) receipt of advice from the Securities System that such securities have been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund upon (i) receipt of advice from the

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                  Securities System that payment for such securities has been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund. Copies of all advices from the Securities System of transfers of securities for the account of the Fund shall identify the Fund, be maintained for the Fund by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund in the form of a written advice or notice and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transactions in the Securities System for the account of the Fund;

         4) The Custodian shall provide the Fund with any report obtained by the Custodian on the Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the Securities System;

         5) The Custodian shall have received the initial certificate required by Article 12 hereof;

         6) Anything to the contrary in this Contract notwithstanding, the Custodian shall be liable to the Fund for any loss or damage to the Fund resulting from use of the Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Fund has not been made whole for any such loss or damage.

2.11     Fund Assets Held in the Custodian's Direct Paper System.

         The Custodian may deposit and/or maintain securities owned by the Fund in the Direct Paper System of the Custodian subject to the following provisions:

         1) No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions;

         2) The Custodian may keep securities of the Fund in the Direct Paper System only if such securities are

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                  represented in an account ("Account") of the Custodian in the
                  Direct Paper System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

         3) The records of the Custodian with respect to securities of the Fund which are maintained in the Direct Paper System shall identify by book-entry those securities belonging to the Fund;

         4) The Custodian shall pay for securities purchased for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Fund;

         5) The Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund, in the form of a written advice or notice, of Direct Paper on the next business day following such transfer and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transaction in the Securities System for the account of the Fund;

         6) The Custodian shall provide the Fund with any report on its system of internal accounting control as the Fund may reasonably request from time to time.

2.12 Segregated Account. The Custodian shall upon receipt of Proper Instructions establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.10 hereof, (i) in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange
         Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund, (iii) for the purposes of compliance by the Fund with the procedures

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         required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies and (iv) for other proper corporate purposes, but only, in the case of clause (iv), upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Directors or of the Executive Committee signed by an officer of the Fund and certified by the Secretary or an Assistant Secretary, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes.

2.13 Ownership Certificates for Tax Purposes. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to securities of the Fund held by it and in connection with transfers of such securities.

2.14 Proxies. The Custodian shall, with respect to the securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Fund or a nominee of the Fund, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Fund such proxies, all proxy soliciting materials and all notices relating to such securities.

2.15 Communications Relating to Fund Securities. Subject to the provisions of Section 2.3, the Custodian shall transmit promptly to the Fund all written information (including, without limitation, pendency of calls and maturities of securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund and the maturity of futures contracts purchased or sold by the Fund) received by the Custodian from issuers of the securities being held for the Fund. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Fund shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action.


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2.16     Reports to Fund by Independent Public Accountants.

         The Custodian shall provide the Fund, at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a Securities System, relating to the services provided by the Custodian under this Contract; such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund, to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

3.       Proper Instructions

         Proper Instructions as used herein means a writing signed or initialed by one or more person or persons as the Board of Directors shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. Upon receipt of a certificate of the Secretary or an Assistant Secretary as to the authorization by the Board of Directors of the Fund accompanied by a detailed description of procedures approved by the Board of Directors, Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Board of Directors and the Custodian are satisfied that such procedures afford adequate safeguards for the Fund's assets. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any three-party agreement which requires a segregated asset account in accordance with Section 2.12.

4.       Actions Permitted without Express Authority

         The Custodian may in its discretion, without express authority from the
         Fund:

         1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Contract, provided that all such payments shall be accounted for to the Fund;


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         2)       surrender securities in temporary form for securities
                  in definitive form;

         3) endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments; and

         4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Fund except as otherwise directed by the Board of Directors of the Fund.

5.       Evidence of Authority

         The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a certified copy of a vote of the Board of Directors of the Fund as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board of Directors pursuant to the Articles of Incorporation as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

6. Duties of Custodian with Respect to the Books of Account and Calculation of Net Asset Value and Net Income

         The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board of Directors of the Fund to keep the books of account of the Fund and/or compute the net asset value per share of the outstanding shares of the Fund or, if directed in writing to do so by the Fund, shall itself keep such books of account and/or compute such net asset value per share. If so directed, the Custodian shall also calculate weekly the net income of the Fund as described in the Fund's currently effective prospectus and shall advise the Fund and the Transfer Agent weekly of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the weekly income of the Fund shall be made at the time or times described from time to time in the Fund's currently effective prospectus.

7.       Records

         The Custodian shall create and maintain all records relating to its activities and obligations under this Contract in such manner as will meet the obligations of the Fund under the Investment Company Act of 1940, with particular attention to

                                                      -12-
C/M  11212.0012 304365.1

Section 31 thereof and Rules 31a-1 and 3la-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the Securities and Exchange Commission. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by the Fund and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

8.       Opinion of Fund's Independent Accountant

         The Custodian shall take all reasonable action, as the Fund may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-2, and Form N-SAR or other annual reports to the Securities and Exchange Commission and with respect to any other requirements of such Commission.

9.       Compensation of Custodian

         The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Fund and the Custodian.

10.      Responsibility of Custodian

         So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Contract and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Contract, but shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

         If the Fund requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund being liable

                                                      -13-
C/M  11212.0012 304365.1
for the payment of money or incurring liability of some other form, the Fund, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

         If the Fund requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements and assumed settlement) or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Fund shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of the Fund's assets to the extent necessary to obtain reimbursement.

11.      Effective Period, Termination and Amendment

         This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; provided, however that the Custodian shall not act under Section 2.10 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of Directors of the Fund has approved the initial use of a particular Securities System, as required by Rule 17f-4 under the Investment Company Act of 1940, as amended and that the Custodian shall not act under Section 2.11 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of Directors has approved the initial use of the Direct Paper System; provided further, however, that the Fund shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, or any provision of the Articles of Incorporation, and further provided, that the Fund may at any time by action of its Board of Directors (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

         Upon termination of the Contract, the Fund shall pay to the Custodian such compensation as may be due as of the date of such

                                                      -14-
C/M  11212.0012 304365.1
termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

12.      Successor Custodian

         If a successor custodian shall be appointed by the Board of Directors of the Fund, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities then held by it hereunder and shall transfer to an account of the successor custodian all of the Fund's securities held in a Securities System.

         If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Board of Directors of the Fund, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such vote.

         In the event that no written order designating a successor custodian or certified copy of a vote of the Board of Directors shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Investment Company Act of 1940, doing business in Boston, Massachusetts, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian and all instruments held by the Custodian relative thereto and all other property held by it under this Contract and to transfer to an account of such successor custodian all of the Fund's securities held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

         In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the certified copy of the vote referred to or of the Board of Directors to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties and obligations of the Custodian shall remain in full force and effect.

13.      Interpretive and Additional Provisions

         In connection with the operation of this Contract, the Custodian and the Fund, may from time to time agree on such provisions interpretive of or in addition to the provisions of

                                                      -15-
C/M  11212.0012 304365.1
this Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Articles of Incorporation of the Fund. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

14.      Massachusetts Law to Apply

         This Contract shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

15.      Prior Contracts

         This Contract supersedes and terminates, as of the date hereof, all prior contracts between the Fund and the Custodian relating to the custody of the Fund's assets.

16.      Shareholder Communications Election

         Securities and Exchange Commission Rule 14b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs the Fund to indicate whether it authorizes the Custodian to provide the Fund's name, address, and share position to requesting companies whose securities the Fund owns. If the Fund tells the Custodian "no", the Custodian will not provide this information to requesting companies. If the Fund tells the Custodian "yes" or does not check either "yes" or "no" below, the Custodian is required by the rule to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For the Fund's protection, the Rule prohibits the requesting company from using the Fund's name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.


         YES [ ] The Custodian is authorized to release the Fund's name, address, and share positions.

         NO [ ] The Custodian is not authorized to release the Fund's name, address, and share positions.


                                                      -16-
C/M  11212.0012 304365.1

         IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the day of , 1995.



ATTEST                              EQUITABLE REAL ESTATE HYPERION HIGH-YIELD
                                    COMMERCIAL MORTGAGE FUND, INC.



_______________                     By:______________________________________
                                    Title:___________________________________



ATTEST                              STATE STREET BANK AND TRUST COMPANY



_______________                     By:______________________________________
                                    Title:  Executive Vice President

                                                      -17-
C/M  11212.0012 304365.1

                       STATE STREET BANK AND TRUST COMPANY

          EQUITABLE REAL ESTATE HYPERION HIGH YIELD COMMERCIAL MORTGAGE
                                   FUND, INC.

                       CUSTODY AND ACCOUNTING FEE SCHEDULE


I.       CUSTODY, PORTFOLIO AND FUND ACCOUNTING

         Custody: Maintain custody of fund assets. Settle portfolio purchases and sales. Report buy and sell fails. Determine and collect portfolio income. Make cash disbursements and report cash transactions. Monitor corporate actions.
         Report portfolio positions.

         Portfolio and Fund Accounting: Maintain investment ledgers, provide selected portfolio transactions, position and income reports. Maintain general ledger and capital stock accounts. Prepare daily trial balance. Calculate net asset value. Provide selected general ledger reports. Securities yield or market value quotations will be provided by State Street's Automated Pricing System or by the Fund.

         The fee shown below is an annual charge, billed and payable monthly, based on average monthly net assets.

                            ANNUAL FEES PER PORTFOLIO

                                                Custody, Portfolio
         Fund Net Assets                        and Fund Accounting

         First $20 Million                      1/15 of 1%
         Next $80 Million                       1/30 of 1%
         Excess                                 1/100 of 1%

         Minimum Monthly Charges                $3,000


II.      PORTFOLIO TRANSACTIONS


         State Street Bank Repos                            $7.00
         DTC or Fed Book Entry                             $12.00
         New York Physical Settlements                     $25.00
         Maturity Collections                               $8.00
         PTC Purchase, Sale, Deposit or Withdrawal         $20.00
         Per paydown                                        $2.00
         All Other Trades                                  $25.00


C/M  11212.0012 304365.1

III.     FUTURES AND OPTIONS

         Option charge for each option written or
           closing contract, per issue, per broker            $25.00
         Option expiration or exercised charge,
           per issue, per broker                              $15.00
         Futures transactions -- no security movement          $8.00


IV.      HOLDINGS CHARGE

         For each issue maintained -- monthly charge           $5.00


V.       NAVIGATOR AUTOMATED PRICING

         Monthly Base Charge                                 $175.00
         Monthly Quote Charge:
         Municipal Bonds via Kenny/S & P/Muller Data          $16.00
         Fixed Income Securities via IDSI                     $13.00
         Government or Corporate Bonds via Kenny/
           S & P or Muller                                    $11.00
         Fixed Income Securities via Merrill Lynch            $11.00
         Foreign Bonds via Extel                              $10.00
         Options, Futures, and Private Placements              $6.00
         Listed and OTC Equities (Domestic & Foreign)          $6.00

         For billing purposes, the monthly quote charge will be based on the average number of positions in the portfolio at month end.


VI.      SPECIAL SERVICES

         Fees for activities of a non-recurring nature such as fund consolidations or reorganizations, extraordinary security shipments and the preparation of special reports will be subject to negotiation. Fees for fund administration activities, self directed securities lending transactions, SaFiRe financial reporting, multiple class and master/feeder accounting, and other special items will be negotiated separately.



C/M  11212.0012 304365.1

VII.     OUT-OF-POCKET EXPENSES

         A billing for the recovery of applicable out-of-pocket expenses will be made as of the end of each month. Out-of-pocket expenses include, but are not limited to the following:

- Telephone                                           - Transfer Fees
- Wire Charges ($5.25 in and $5 out)                  - Sub-custodian Charges
- Postage and Insurance                               - Price Waterhouse Audit
- Courier Service                                       Letter
- Duplicating                                         - Federal Reserve Fee for
- Legal Fees                                            Return Check items over
- Supplies Related to Fund Records                      $2,500 ($4.25 each)
- Rush Transfer ($8 each)                             - GNMA Transfer ($15
- Items held in Street name over                        each)
  record date at the request                          - PTC Deposit/Withdrawal
  of traders ($50 each)                                 for same day turnaround
                                                        ($50 each)





EQUITABLE REAL ESTATE HYPERION
HIGH YIELD COMMERCIAL                           STATE STREET BANK
MORTGAGE FUND, INC.                             & TRUST COMPANY


By ___________________________                  By ___________________________

Title ________________________                  Title ________________________

Date _________________________                  Date _________________________

C/M  11212.0012 304365.1

                       STATE STREET BANK AND TRUST COMPANY

                      Transfer Agent and Registrar Services
                                Fee Agreement for

                    EQUITABLE REAL ESTATE HYPERION HIGH-YIELD
                         COMMERCIAL MORTGAGE FUND, INC.


ONGOING TRANSFER AGENT FEES

$9.00 per shareholder account per annum. Includes the issuance and registration of the first 2,000 credit certificates in a calendar year. Excess credits beyond 2,000 to be billed at $1.25 each within a calendar year.

         For each dividend reinvestment per participant        $.75
         For each optional cash infusion                       $.75

                             TRANSFER AGENT SERVICES

ACCOUNT MAINTENANCE SERVICES

-        Establishing new accounts

- Preparation and mailing of W-9 solicitation to new accounts without T.I.N.s.

-        Address changes

-        Processing T.I.N. changes

-        Processing routine and non-routine transfers of ownership

-        Issuance of credit certificates (see limits)

-        Posting debit and credit transactions

-        Providing a daily transfer journal of ownership changes

-        Responding to written shareholder communications

- Responding to shareholder telephone inquiries; toll-free number

-        Placing and releasing stop transfers

-        Replacing lost certificates

-        Registration of credit certificates (see limits)


C/M  11212.0012 304365.1

Equitable Real Estate Hyperion High-Yield
Commercial Mortgage Fund, Inc.
Page:  2



DIVIDEND DISBURSEMENT SERVICES

-        Generate and mail twelve dividend cheeks with one enclosure

-        Replace lost dividend checks

-        Processing of backup withholding and remittance

-        Preparation and filing of Federal Tax Forms 1099 and 1042

-        Preparation and filing of State Tax information as directed

-        Processing of non-resident alien withholding and remittance

- Preparation of escheatment information (shares and dividends)

DIVIDEND REINVESTMENT SERVICES PROVIDED

-        Processing optional cash investments and acknowledging same

-        The reinvestment of dividend proceeds for participants

-        Participant withdrawal or sell requests

- Preparation, mailing and filing of Federal Tax Form 1099B for sales

-        Preparation and mailing of monthly reinvestment statements

ANNUAL MEETING SERVICES

- Coordination of mailing of proxies, proxy statement, annual report and business reply envelope (out-of-pocket expenses such as typesetting of proxy card, envelopes, and postage will be billed as incurred)

- Providing one set of labels of banks, brokers and nominees for broker search

-        Providing record date list

-        Tabulation of returned proxies

-        Daily reporting of tabulation results


C/M  11212.0012 304365.1

Equitable Real Estate Hyperion High-Yield
Commercial Mortgage Fund, Inc.
Page:  3



-        Interface support during solicitation effort

- Providing one inspector of election at annual meeting (out-of-pocket expenses billed at cost as incurred)

-        Providing an annual meeting voted list

ADDRESSING AND MAILING SERVICES

-        Preparation for the mailing of three (3) quarterly reports

- Addressing and mailing new shareholder welcome materials on a biweekly basis or as agreed

INFORMATION SERVICES PROVIDED

-        One complete statistical report per calendar year

         -        shareholders by state
         -        shareholders by classification code
         -        shareholders by share grouping

TERMS OF FEE AGREEMENT

-        Minimum $1,000 per month

- Escalation Clause - The per account annual fee in upon renewal shall be equal to the current fee increased by the lesser of (i) 6% or, (ii) the percentage increase in the U.S. Department of Labor national index of "Cost of Services Less Rent" for the period current at renewal.

MISCELLANEOUS

-        All out-of-pocket expenses such as postage, stationery, etc.
         will be billed as incurred.


C/M  11212.0012 304365.1

ADDITIONAL SERVICES

- Services over and above this Fee Schedule will be invoiced in accordance with our current Schedule of Services or priced by appraisal.




EQUITABLE REAL ESTATE HYPERION
HIGH-YIELD COMMERCIAL                           STATE STREET BANK
MORTGAGE FUND, INC.                             AND TRUST CO.


By ___________________________                  By ___________________________

Title ________________________                  Title ________________________

Date _________________________                  Date _________________________

C/M  11212.0012 304365.1